Fidelity & Guaranty Life Announces Stock Repurchase Program
DES MOINES, Iowa, September 2, 2014 -- Fidelity & Guaranty Life (“FGL” or “the Company”, NYSE: FGL), a leading provider of indexed annuity and indexed universal life products, today announced that its Board of Directors has authorized the Company to repurchase up to 500,000 shares of its common stock over the next twelve months.
Share repurchases, if any, are expected to be made from time-to-time at the Company’s discretion in the open market, in privately negotiated transactions or otherwise as permitted by securities laws and other legal requirements. The manner of purchase, the number of shares to be purchased and the timing of such purchases will be based on the price of FGL’s common stock, general business and market conditions and applicable legal requirements, and is subject to the discretion of FGL’s management. The Board of Directors may modify, suspend, extend or terminate the program at any time.
About Fidelity & Guaranty Life
Fidelity & Guaranty Life, an insurance holding company, helps middle-income Americans prepare for retirement. Through its subsidiaries, the company offers fixed annuity and life insurance products distributed by independent agents through an established network of independent marketing organizations. Fidelity & Guaranty Life, headquartered in Des Moines, Iowa, trades on the New York Stock Exchange under the ticker symbol FGL. For more information, please visit www.fglife.com.

Forward Looking Statements
"Safe Harbor" Statement Under the Private Securities Litigation Reform Act of 1995: This document contains, and certain oral statements made by our representatives from time to time may contain, forward-looking statements, including those statements regarding our common stock repurchase program, for which the manner of purchase, the number of shares to be purchased and the timing of purchases will be based on the price of FGL’s common stock, general business and market conditions and applicable legal requirements, and is subject to the discretion of FGL’s management. Such statements are subject to risks and uncertainties that could cause actual results, events and developments to differ materially from those set forth in, or implied by, such statements. These statements are based on the beliefs and assumptions of FGL's management and the management of FGL's subsidiaries (including target businesses). Generally, forward-looking statements include information concerning possible or assumed future distributions from subsidiaries, other actions, events, results, strategies and expectations and are generally identifiable by use of the words "believes," "expects," "intends," "anticipates," "plans," "seeks," "estimates," "projects," "may," "will," "could," "might," or "continues" or similar expressions. Factors that could cause actual results, events and developments to differ include, without limitation:  the accuracy of FGL's assumptions and estimates; FGL's and its insurance subsidiaries' ability to maintain or improve financial strength ratings; FGL's ability to manage its business in a highly regulated industry; regulatory changes or actions; the impact of FGL's reinsurers failing to meet their assumed obligations; restrictions on FGL's ability to use captive reinsurers; the impact of interest rate fluctuations; changes in the federal income tax laws and regulations; litigation (including class action litigation), enforcement investigations or regulatory scrutiny; the performance of third parties; the loss of key personnel; telecommunication, information technology and other operational systems failures; the continued availability of capital; new accounting rules or changes to existing accounting rules; general economic conditions; FGL's ability to protect its intellectual property; the ability to maintain or obtain approval of the Iowa Insurance Department and other regulatory authorities as required for FGL's operations; and other factors discussed in FGL's filings with the SEC including its Registration Statement on Form S-1, as amended (File No. 333-190880), which can be found at the SEC's website www.sec.gov.
All forward-looking statements described herein are qualified by these cautionary statements and there can be no assurance that the actual results, events or developments referenced herein will occur or be realized. FGL does not undertake any obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operation results.

Investor Contact:
Molly Carman
Fidelity & Guaranty Life
Molly.Carman@fglife.com
410-895-1008

Media Contact:
Sard Verbinnen & Co
Jamie Tully or David Millar
212-687-8080

SOURCE Fidelity & Guaranty Life